COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Operating leases

The Group leases offices and classrooms under operating leases. The terms of substantially all of these leases are ten years or less. Future minimum lease payments under non-cancelable operating leases as of December 31, 2014 were as follows:

Amount
RMB

2015	95,732
2016	68,518
2017	33,839
2018	19,919
2019	13,411
Thereafter	71,935
Total	303,354

Rent expense for all cancelable and non-cancelable leases including continued and discontinued operation were approximately RMB 192,315, RMB173,342 and RMB 143,499 for years ended December 31, 2012, 2013 and 2014, respectively.

Contingencies

1) Skillsoft

In April 2012, Skillsoft Asia Pacific Pty Ltd. (“Skillsoft”) filed a statement of claim (HCCL19/2013) against the company in the High Court of the Hong Kong Special Administrative Region Court of First Instance alleging breach of contract. The complaint seeks a declaration that the contract between the company and Skillsoft remains in full force and effect as well as monetary damages, interest and costs. On 12 December 2013, the Hong Kong court has ordered a summary judgment in favor of Skillsoft for US$0.6 million with interest from October 2011.In addition, Skillsoft filed two claims: a) HCCL20/2013 on June 7, 2013, seeking a payment of US$2.5 million for breach of the contract and US$2.0 million in respect of invoices for pre-paid licensing fees; b) HCCL31/2013 on October 21, 2013 seeking a payment of US$2.0 million for breach of the contract. A without prejudice offer for settlement was made on 18 June 2014: the Company pays to Skillsoft the sum of US$0.6 million with interest (US$0.1 million as at 12 June 2014) and costs (estimated at HK$0.4 million). Subsequently the offer of settlement was not accepted by Skillsoft prior to expiry on 3 July 2014 and has accordingly lapsed. On March 20, 2015, the Honorable Mr Justice Anthony Chan ordered that HCCL19, 20 and 31/2013 be consolidated and proceed as a single action. The claim will now be made by Skillsoft for a consolidated sum of US$7.3 million. As of December 31, 2014, the company has paid US$0.8 million to settle the judgment of HCCL19/2013 made on December 12, 2013. The company believes that it is still too early to assess the potential outcome of Skillsoft's claims for Pre-payment made in HCCL20/2013 and HCCL31/2013 but intends to defend itself vigorously. On April 17, 2015 a Re-Amended Statement of Claim was served by Skillsoft in the consolidated action. Additionally, Skillsoft now seeks indemnity for breaches (1) that Ambow failed to use reasonable commercial efforts to market, demonstrate and distribute Skillsoft's products (2)indemnity for the appointment, by Ambow of re-sellers, sub-distributors and agents without Skillsoft's express prior permission and (3) an order for specific performance for Ambow to provide Sales Reports for each month in 2012 and 2013 and make available for inspection and audit all accounting, sales, and customer service books and records. The company also believes that it is too early to assess the potential outcome of these claims as no particulars of these claims have been provided by Skillsoft yet.

2) Changsha K-12

In February 2013, Changsha K-12 Experimental School was involved in a civil lawsuit in Hunan Province High Court, a cooperation dispute on host right of Changsha K-12 Experimental School, amounting to RMB 167,990 as the plaintiff's claim. On November 13th, 2014, Hunan Province High Court made the decision that all the claims of the plaintiff were overruled. The case has been appealed to the Supreme Court of PRC. Now the company is waiting for the court notice of the second instance. As management assessed the result of second instance will consistent with the first instance, therefore no expenses were accrued for this case.

3) Ambow Online Administrative Lawsuit

In November 2014, Beijing Ambow Online Software Company Ltd. filed an administrative lawsuit to Beijing Haidian District Court, with the Eighth Tax Office of National Tax Bureau in Beijing Haidian District as the defendant. The Tax Bureau made a tax notice on August 18th, 2014 that the Company's preferential tax qualification for the year 2011 was cancelled because of tax evasion in 2011 and the Company needed to pay the enterprise income tax already exempted, which was RMB 7,278. Until December 31st, 2014, the overdue fee has been accrued to RMB 3,435 and the total amount to be paid has been accrued to RMB 10,713, the claim is to revoke the tax notice. On March 13th, 2015, the court ruled that the lawsuit was rejected. If the plaintiff refuses to accept the ruling, appeal can be filed within 10 days of the receipt of the ruling. On March 20, 2015, the Company has filed an appeal on Beijing First Intermediate People's Court. Now the Company is waiting for the court notice of the second instance. An income tax payable of RMB 10,713 has been recognized for the loss contingency as of December 31, 2014.

4) Class Action Lawsuit

On June 11, 2012, the Company was named as a defendant in a putative securities class action filed in the U.S. District Court for the Central District of California. The complaint also named as defendants current officer of Ambow, Jin Huang, and former officer Paul Chow. On June 22, 2012, a second putative securities class action complaint was filed in the Central District of California against Ambow, Chow and Huang. On November 19, 2012, the Judge issued an order consolidating the two cases and appointing Tianqing Zhang as lead plaintiff. On February 18, 2013, plaintiffs filed a consolidated amended complaint against Ambow and eight individual defendants, sought recovery on behalf of all persons and entities that purchased or otherwise acquired Ambow's American Depositary Shares on the New York Exchange from the date of its initial public offering on August 5, 2010 through July 5, 2012 for allegedly false and misleading statements concerning Ambow's operations and financial results in the Company's public filings with the U.S. Securities and Exchange Commission. On May 3, 2013, plaintiffs filed a second consolidated amended Complaint. On March 17, 2014, plaintiffs filed a third amended complaint asserting the same claims against the same defendants. On March 24, 2014, Judge entered a scheduling order pursuant to which defendants' motions to dismiss the third amended complaint are due by May 19, 2014. On or around May 12, 2014, counsel for the parties agreed upon the principal terms of a settlement. The settlement provides for a total payment of RMB 9,080 (US$ 1,500) by the Company's insurer to the plaintiff class, in exchange for complete dismissal and release of all claims that were or could have been asserted in the action against the Company and named defendants. At the final approval hearing, held on March 16, 2015, Plaintiffs reported that they had not received any objections to the proposed settlement, not any request from individuals to be excluded from the settlement class. At March 16 hearing, the Court granted Plaintiffs' motion for final approval of the class action settlement and attorney fees and costs, thereby terminating this litigation subject to the payment of the settlement amount. By the date of issuance of this report, the Company has not received the full dismissal and release letter from the court yet.